    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 14, 1999
                                                     REGISTRATION NO. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM S-1
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                                  CYSIVE, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                              7371                      54-16988017
  (State or other jurisdiction        (Primary Standard Industrial       (I.R.S. Employer
       of incorporation or            Classification Code Number)       Identification No.)
          organization)
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                             11480 SUNSET HILLS ROAD
                                   SUITE 200 E
                             RESTON, VIRGINIA 20190
                                 (703) 742-0865
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)


                            NELSON A. CARBONELL, JR.
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                  CYSIVE, INC.
                             11480 SUNSET HILLS ROAD
                                   SUITE 200 E
                             RESTON, VIRGINIA 20190
                                 (703) 742-0865
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   Copies to:

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
             STEVEN A. MUSELES, ESQ.                             PAUL V. ROGERS, ESQ.
             HOGAN & HARTSON L.L.P.                               HALE AND DORR LLP
           555 THIRTEENTH STREET, N.W.                      1455 PENNSYLVANIA AVENUE, N.W.
             WASHINGTON, D.C. 20004                             WASHINGTON, D.C. 20004
            TELEPHONE: (202) 637-5600                         TELEPHONE: (202) 942-8400
            TELECOPY: (202) 637-5910                           TELECOPY: (202) 942-8484
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     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering. [x]
333-85651

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

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
                                              CALCULATION OF REGISTRATION FEE
==========================================================================================================================
                      TITLE OF EACH CLASS                     PROPOSED MAXIMUM AGGREGATE               AMOUNT OF
                OF SECURITIES TO BE REGISTERED                      OFFERING PRICE                  REGISTRATION FEE
--------------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value...........................             $3,852,500                          $1,071

==========================================================================================================================
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


                                EXPLANATORY NOTE

     This registration statement relates to the public offering of Common Stock of Cysive, Inc. contemplated by a Registration Statement on Form S-1,
Registration No. 333-85651 (the "Prior Registration Statement"), and is filed solely to increase the maximum aggregate offering price of the Common Stock from $62,000,000 to $65,852,500. The contents of the Prior Registration
Statement, including all exhibits thereto, are hereby incorporated by reference.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Reston, Commonwealth of Virginia, on October 14, 1999.

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
                                            CYSIVE, INC.

                                            By:  /s/ Nelson A. Carbonell, Jr.
                                                 -----------------------------------------------
                                                 Nelson A. Carbonell, Jr.
                                                 Chairman, President and Chief Executive Officer
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     Pursuant to the requirements of the Securities Act of 1933, this
Registration Statement has been signed as of October 14, 1999 by the following persons in the capacities and on the date indicated.

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
                                    NAME                                           TITLE
                                    ----                                           -----
        /s/ Nelson A. Carbonell, Jr.
        ----------------------------
        Nelson A. Carbonell, Jr.                       Chairman, President and Chief Executive Officer (Principal
                                                       Executive Officer)

                    *
        ----------------------------
        John R. Lund                                   Chief Financial Officer, Treasurer, Secretary and Director
                                                       (Principal Financial and Accounting Officer)

                    *
        ----------------------------
        Jon Korin                                      Director

                    *
        ----------------------------
        John Sabin                                     Director

                    *
        ----------------------------
        Eric J. Magleby                                Director


        */s/ Nelson A. Carbonell, Jr.
        ----------------------------
        Nelson A. Carbonell, Jr.
        Attorney-in-Fact
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                                     - 4 -

                                  EXHIBIT INDEX

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
              5.1*         Opinion of Hogan & Hartson L.L.P.
              23.1         Consent of Ernst & Young LLP
              23.2*        Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)
              24.1*        Power of Attorney (included on signature page)
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*    Incorporated by reference from the Registration Statement on Form S-1 of the Registrant, Registration No. 333-6067.